UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2015

Energy XXI Ltd

(Exact name of registrant as specified in its charter)

BERMUDA	001-33628	98-0499286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court, 22 Victoria Street, P.O. Box HM

1179, Hamilton HM EX, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (441) 295-2244

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 5.07 of this report is incorporated by reference into this Item 5.02.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 1, 2015, Energy XXI Ltd (the “Company”) held its 2015 Annual General Meeting of Shareholders (the “Annual Meeting”). As of the close of business on October 26, 2015, the record date for the Annual Meeting, 94,967,121 shares of the Company’s common shares, par value $0.005 per share (“Common Shares”), were issued and outstanding and entitled to vote at the Annual Meeting, of which 77,898,109 (approximately 82%) were present in person or by proxy. The proposals are described in detail in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (“SEC”) on October 28, 2015. The final results for the votes regarding each proposal are set forth below.

PROPOSAL NO. 1: ELECTION OF CLASS II DIRECTORS

The Company’s shareholders voted to re-elect each of the following persons as Class II directors to serve for a three-year term expiring at the 2018 Annual General Meeting of Shareholders or until their successors are duly elected and qualified. The voting results were as follows:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes

Hill Feinberg	23,068,390	7,456,741	47,372,978

James LaChance	22,266,667	8,258,464	47,372,978

PROPOSAL NO. 2: APPROVAL OF THE FIRST AMENDMENT TO THE ENERGY XXI SERVICES, LLC EMPLOYEE STOCK PURCHASE PLAN

The Company’s shareholders voted to approve the First Amendment to the Energy XXI Services, LLC Employee Stock Purchase Plan. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes

21,811,158	2,479,219	6,234,754	47,372,978

PROPOSAL NO. 3: APPROVAL OF THE FIRST AMENDMENT TO THE ENERGY XXI SERVICES, LLC AMENDED AND RESTATED 2006 LONG-TERM INCENTIVE PLAN

The Company’s shareholders voted to approve the First Amendment to the Energy XXI Services, LLC 2006 Amended and Restated Long-Term Incentive Plan. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes

20,540,917	3,775,892	6,208,322	47,372,978

PROPOSAL NO. 4: NON-BINDING ADVISORY VOTE TO APPROVE OUR NAMED EXECUTIVE OFFICERS’ COMPENSATION

The Company’s shareholders voted to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the Annual Meeting pursuant to Item 402 of Regulation S-K of the rules of the SEC. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes

21,409,658	2,847,100	6,268,373	47,372,978

PROPOSAL NO. 5: NON-BINDING ADVISORY VOTE TO APPROVE THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Company’s shareholders voted to approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers. The voting results were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes

21,087,588	326,956	2,616,970	6,493,617	47,372,978

Based on the voting results for this proposal, the Company determined that an advisory vote to approve the Company's executive compensation will be conducted on an annual basis, until the next advisory vote on this matter is held.

PROPOSAL NO. 6: APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDITORS’ REMUNERATION

The Company’s shareholders voted to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016 and authorized the Audit Committee of the Board to set the auditors’ remuneration for the fiscal year ending June 30, 2016:

Votes For	Votes Against	Abstain

69,601,995	1,510,784	6,785,330

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy XXI Ltd

By:	/s/ Bruce W. Busmire
Name:	Bruce W. Busmire
Title:	Chief Financial Officer

Date: December 1, 2015